UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 9, 2010

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-08387	54-1694665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3092 Brickhouse Court, Virginia Beach, Virginia		23452
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (757) 626-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On January 7, 2010, the Registrant announced that its common stock would be delisted from the Nasdaq Stock Market. The Registrant’s common stock was suspended on January 11, 2010, and has not traded on the Nasdaq Stock Market since that time. On March 9, 2010, Nasdaq filed a Form 25 with the Securities and Exchange Commission to complete the delisting. The delisting becomes effective on March 19, 2010, ten days after the Form 25 was filed.

A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press Release dated March 15, 2010 entitled “Waterside Capital Delisted from Nasdaq.”

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Waterside Capital Corporation

By:	/s/ Franklin P. Earley
President and Chief Executive Officer

Dated: March 15, 2010

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated March 15, 2010 entitled “Waterside Capital Delisted from Nasdaq.”

4